UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 16, 2012

ACXIOM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-13163                                           71-0581897
(Commission File Number)   (IRS Employer Identification No.)

601 E. Third St., Little Rock, Arkansas                                                                                                   72201
   (Address of Principal Executive Offices)                                                                                                (Zip Code)

501-342-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2012, the board of directors of Acxiom Corporation (the “Company”) voted to increase the size of the board from nine to 10 directors and to appoint Richard P. Fox as a director, to hold office until the 2013 Annual Meeting of Stockholders.  Mr. Fox will serve on the Audit/Finance Committee and the Compensation Committee of the board of directors.

Mr. Fox will be compensated for his board service in accordance with the standard compensation policy for the Company’s non-employee directors which is more fully described in the “Non-Employee Director Compensation” section of the Company’s definitive proxy statement for the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) filed with the Securities and Exchange Commission on June 28, 2012.

There are no arrangements or understandings between Mr. Fox and any other person pursuant to which he was selected to serve as a director of the Company, nor is he party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Also on August 16, 2012, Kevin M. Twomey, a current director, informed the board of his intention not to stand for re-election to the board of directors at the 2013 Annual Meeting of Stockholders.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective August 16, 2012, the board of directors of  the Company amended and restated the Company’s Bylaws (the “Bylaws” and, as amended and restated, the “Amended Bylaws”). The following is a brief summary of the material changes effected by adoption of the Amended Bylaws, which is qualified in its entirety by reference to the Amended Bylaws filed as Exhibit 3(a) hereto.

(1)           The Amended Bylaws added certain advance notice and other requirements for stockholders to propose director nominations or other business to be brought before an annual or special meeting of stockholders, which requirements include, among other things, the following:

(a)           stockholder proposals must be brought by stockholders who are stockholders of record as of the date of delivery of the required notice and as of the record date for determination of stockholders entitled to notice of and to vote at the applicable annual or special meeting;

(b)           in addition to the information specified in the prior version of the Company’s Bylaws, a stockholder’s advance notice with respect to any stockholder proposals or director nominations must set forth:

(i)           the class and number of all shares of stock of the Company owned beneficially or of record by the stockholder or any affiliates or associates of such stockholder;

(ii)           any material interest in such business of the stockholder and the beneficial owners, if any, on whose behalf the proposal is made;

(iii)           the name of each nominee holder of all shares held beneficially but not of record by any identified beneficial owner and such beneficial owner’s affiliates or associates and the number of shares held by each nominee;

(iv)           specified information relating to the interests of the stockholder and any identified beneficial owners and their affiliates and associates in derivatives, hedges and other economic and voting interests with respect to stock of the Company and information relating to any agreements among such persons with respect to the proposed business or proposed nominees for election as directors;

(v)            a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business or nomination before the meeting;

(vi)           a representation whether the stockholder intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to stockholders or to solicit proxies or votes from stockholders in support of the proposal or nominees for election as directors; and

(vii)           any other information relating to the stockholder and any identified beneficial owners and their affiliates and associates that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies by such person with respect to the proposed business or the election of directors, or that may otherwise be required, pursuant to proxy solicitation rules of the United States Securities and Exchange Commission.

(c)           in addition to the information specified in the prior version of the Company’s Bylaws, a stockholder’s advance notice with respect to director nominations, must set forth the following information about each proposed nominee for election as a director:

(i)           the class and number of all shares of stock of the Company which are owned beneficially or of record by such person and by any affiliates or associates of such person;

(ii)           the name of each nominee holder of all shares held beneficially but not of record by such person and such person’s affiliates or associates and the number of shares held by each nominee; and

(iii)           specified information relating to the interests of such person and such person’s affiliates and associates in derivatives, hedges and other economic and voting interests with respect to stock of the Company;

(d)           a proposed director nominee will be required to furnish to the Company a written questionnaire with respect to the background and qualifications of such nominee to be eligible for election.

(2)           The Amended Bylaws provide that once a quorum is established at a stockholders’ meeting, that quorum may not be broken by withdrawal of enough votes to leave less than a quorum.

(3)           Other substantive changes included in the Amended Bylaws are the following: (i) the Company’s board of directors or the chairman of any meeting of the stockholders will have the right and authority to prescribe such rules, regulations and procedures for the meeting as they may consider appropriate for the conduct of the meeting, (ii) special meetings of the board of directors may only be called by at least one-third of the entire board (as opposed to two directors), and (ii) a director meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors if any action taken is approved by at least a majority of the required quorum for that meeting.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Stockholders was held on August 16, 2012 at 8:00 a.m. CDT at the Acxiom River Market Building, 601 E. Third Street, Little Rock, Arkansas.  The Company’s stockholders voted on the matters discussed below.

John L. Battelle, Dr. Ann Die Hasselmo and William J. Henderson were elected to the board of directors for three-year terms expiring at the 2015 Annual Meeting of Stockholders.   The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Company’s proxy statement for the 2012 Annual Meeting.  The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2013.  The final voting results on these matters were as follows:

1. Election of Directors:
Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John L. Battelle	64,834,398	503,910	46,145	5,563,049
Dr. Ann Die Hasselmo	64,021,246	1,308,976	54,231	5,563,049
William J. Henderson	63,314,229	2,021,147	49,078	5,563,049

2. Advisory (non-binding) resolution on executive compensation:
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
62,646,682	2,671,279	66,494	5,563,048

3. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2013:
Votes For	Votes Against	Votes Abstained
70,467,920	441,189	38,394

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.                                 Description

3(a)	Amended and Restated Bylaws of Acxiom Corporation, dated August 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 20, 2012

ACXIOM CORPORATION

By:           /s/ Jerry C. Jones
Name:        Jerry C. Jones
Title:          Chief Legal Officer & Sr. Vice President